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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                January 13, 2005
                          ____________________________

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


         000-50421                                         06-1672840
 (Commission File Number)                         (IRS Employer Identification
                                                              No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Securities Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
       Securities Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
       Securities Act (17 CFR 240.13e-2(c))

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Item 8.01 Other Events.

     The Company has been informed that the class action litigation pending against the Company, involving the coverage period of the Company's service maintenance agreements, has been dismissed by the 172nd District Court of Jefferson County, Texas. The plaintiff's time for appeal of that judgment expired without action, and the judgment is now final.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONN'S, INC.


Date:  January 20, 2005           By:    /s/ C. William Frank
                                         ---------------------------------------
                                         C. William Frank
                                         Executive Vice President and Chief
                                         Financial Officer

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